Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
               -------------------------------------------------

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
      -----------------------------                                -------------
                                                 Reporting Period: June 2005
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                         Document    Explanation
Required Documents                                                           Form No.    Attached     Attached
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1        Yes
     Copies of bank statements                                                             N/A
     Cash disbursements journals                                              MOR-1        Yes
Statement of Operations                                                       MOR-2        Yes
Balance Sheet                                                                 MOR-3        Yes
Status of Postpetition Taxes                                                  MOR-4        Yes
     Copies of IRS Form 6123 or payment receipt                                            N/A
     Copies of tax returns filed during reporting period                                   N/A
Summary of Unpaid Postpetition Debts                                          MOR-4        Yes
     Listing of aged accounts payable                                         MOR-4        Yes
Accounts Receivable Reconciliation and Aging                                  MOR-5        Yes
Debtor Questionnaire                                                          MOR-5        Yes
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Timothy R. Graham                                     July 15, 2005
----------------------------------------                  ----------------------
Signature of Debtor                                       Date


----------------------------------------                  ----------------------
Signature of Joint Debtor                                 Date


/s/ Timothy R. Graham                                     July 15, 2005
----------------------------------------                  ----------------------
Signature of Authorized Individual*                       Date

Timothy R. Graham, Chief Restructuring Officer and Sole Director
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re:  Trenwick America Corporation                Case No.      03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period  June 2005

                                  Bank Accounts

                                         Operating         Tax      Other
                                        ---------------------------------

       Cash - Beg of Month               97,481.01          NA         --
                                        ---------------------------------

            Receipts:
            Cash Sales                          --          --         --
          Accounts Rec                          --          --         --
         Loans & Advances                       --          --         --
          Sale of Assets                        --          --         --
          Deposit/WT IN
              Other                                         --         --
Fund Transfer(Vista MM Redemption)      (75,000.00)
     Intercompany Transfers *            98,104.29          --         --
                                        ---------------------------------

          Total Receipts                 23,104.29          --         --
                                        ---------------------------------

          Disbursements:
     Sales, Use, & Other Tax                                --         --
       Inventory Purchases                                  --         --
      Secured Rental/Leases                                 --         --
            Insurance                                       --         --
          Administrative                 (1,117.50)         --         --
             Selling                                        --         --
              Other                                         --         --
       Transfers (InterCo)              (25,471.20)         --         --
        Professional Fees               (76,710.03)         --         --
           Court Costs                                      --         --
                                        ---------------------------------

       Total Disbursements              (103,298.73)        --         --
                                        ---------------------------------

          Net Cash Flow                 (80,194.44)         --         --
                                        ---------------------------------

        Cash: End of Month               17,286.57          --         --
                                        =================================

* Represents receipt of payment from Trenwick America Services Corporation on Note Receivable related to sale of fixed assets in October 2004 as approved by the Bankruptcy Court

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliation
Reporting Period: June 2005

The following bank account has been reconciled.

      Operating:

       Location:        JPMorganChase, NY
                        ABA No. 021-000-021

      Month End
     Book Balance       $         17,286.57

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended June 30, 2005

   Check Date                             Amount      Vendor Name
--------------------------------------------------------------------------------
2005-06-02                                8,249.55 Ashby & Geddes
2005-06-02                                  701.50 CT Corporation System
2005-06-02                                9,822.00 Dewey Ballantine
2005-06-02                               41,009.00 Lackey Hershman, LLP
2005-06-23                                  416.00 CT Corporation System
2005-06-23                               17,629.48 Dewey Ballantine
                                         ---------
                      Total Checks       77,827.53
                                         ---------

Total Disbursements                    $ 77,827.53
==================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: June 2005
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                            June 2005     Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                      $      --     $     242,183
--------------------------------------------------------------------------------
Less: Returns and Allowances                               --                --
--------------------------------------------------------------------------------
Net Revenue                                         $      --     $     242,183
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                        --                --
--------------------------------------------------------------------------------
Add: Purchases                                             --                --
--------------------------------------------------------------------------------
Add:Cost of Labor                                          --                --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --                --
--------------------------------------------------------------------------------
Less: Ending Inventory                                     --                --
--------------------------------------------------------------------------------
Cost of Goods Sold                                         --                --
--------------------------------------------------------------------------------
Gross Profit                                               --           242,183
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                --                --
--------------------------------------------------------------------------------
Auto and Truck Expense                                     --             1,061
--------------------------------------------------------------------------------
Bad Debts                                                  --                --
--------------------------------------------------------------------------------
Contributions                                              --            (2,500)
--------------------------------------------------------------------------------
Employee Benefits Programs                                961            57,232
--------------------------------------------------------------------------------
Insider compensation*                                   7,604         1,008,057
--------------------------------------------------------------------------------
Insurance                                              10,188            98,856
--------------------------------------------------------------------------------
Management Fees/Bonuses **                                 --          (708,773)
--------------------------------------------------------------------------------
Office Expense                                            394            98,138
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                          1,667            58,170
--------------------------------------------------------------------------------
Repairs and Maintenance                                    73             4,080
--------------------------------------------------------------------------------
Rent and Lease Expense                                  1,571           713,059
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                              12,104           666,766
--------------------------------------------------------------------------------
Supplies                                                  628            98,012
--------------------------------------------------------------------------------
Taxes-Payroll                                             704            43,553
--------------------------------------------------------------------------------
Taxes-Real Estate                                         145             4,114
--------------------------------------------------------------------------------
Taxes-Other                                                21             7,028
--------------------------------------------------------------------------------
Travel and Entertainment                                   91             6,272
--------------------------------------------------------------------------------
Utilities                                                  56             2,687
--------------------------------------------------------------------------------
Other (attach schedule)                                 2,218         5,319,365
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           38,423         7,475,177
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,663           302,740
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (40,087)       (7,535,734)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                              0      (103,977,498)
--------------------------------------------------------------------------------
Interest Expense                                           --                --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                            --                --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (40,086)     (111,513,232)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                          --                --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --                --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                        --                --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)              8,116           122,527
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --          (543,353)
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)       134,582         6,886,434
--------------------------------------------------------------------------------
Total Reorganization Expenses                        (126,466)       (7,307,259)
--------------------------------------------------------------------------------
Income Taxes                                               --          (169,855)
--------------------------------------------------------------------------------
Net Profit (Loss)                                   $(166,552)    $(118,650,636)
--------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: June 2005
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                 Month Ended        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     June 2005       Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recruiting & Relocation                                   --              2,951
--------------------------------------------------------------------------------
Legal Fees                                                --             13,810
--------------------------------------------------------------------------------
Audit Fees                                                --            (26,530)
--------------------------------------------------------------------------------
Accounting & Tax Fees                                     --             46,654
--------------------------------------------------------------------------------
Board Related                                             --             33,958
--------------------------------------------------------------------------------
Other Fees                                             1,432          5,184,840
--------------------------------------------------------------------------------
Data Processing                                          715             50,741
--------------------------------------------------------------------------------
Seminars & Continuing Education                           --              7,466
--------------------------------------------------------------------------------
Dues & Subscriptions                                      71              5,474
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $     2,218      $   5,319,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
--------------------------------------------------------------------------------
  Unconsolidated Subsidiaries                     (4,808,630)      (108,786,128)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $(4,808,630)     $(108,786,128)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                              134,582          6,886,434
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $   134,582      $   6,886,434
--------------------------------------------------------------------------------

** The company is in the process of finalizing first quarter financial results for its subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: June 2005
                                                                 ---------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF     BOOK VALUE ON
                            ASSETS                                      CURRENT REPORTING MONTH    PETITION DATE
-----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                3,626,474             4,532,566
-----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           --                    --
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       49,176,260            48,745,299
-----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                 2,151,623                    --
-----------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                    --
-----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                    30,209               503,054
-----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                               1,000                10,000
-----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                             340,703               327,755
-----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         $  55,326,269         $  54,118,674
-----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                    --
-----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                    --
-----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                --            20,723,654
-----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                  --             3,485,693
-----------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                    --
-----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                           --           (15,433,035)
-----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $          --         $   8,776,312
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      --               266,900
-----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                 133,042,882           249,660,381
-----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                           $ 133,042,882         $ 249,927,281
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $ 188,369,151         $ 312,822,267
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH    PETITION DATE
-----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                   421,121                    --
-----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                    --
-----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                    --
-----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                    --
-----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                       --                    --
-----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                    --
-----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 3,689,144                    --
-----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                               $   4,110,265         $          --
-----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                    --
-----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                    --
-----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                 288,386,386           289,648,446
-----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                               $ 288,386,386         $ 289,648,446
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              292,496,651           289,648,446
-----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          100                   100
-----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     266,985,085           266,985,085
-----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                    --
-----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                    --
-----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (246,858,372)         (246,858,372)
-----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                             (118,650,636)                   --
-----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (5,603,677)            3,047,008
-----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                    --
-----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                             $(104,127,500)        $  23,173,821
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 188,369,151         $ 312,822,267
=================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 32 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: June 2005
                                                                 ---------------

              BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
             ASSETS                    CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                         340,703              327,755
--------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                  $     340,703         $    327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                       1,308,827            1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                    131,733,291          244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                            764            3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $ 133,042,882         $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accounts Payable                                   64,660               42,517
--------------------------------------------------------------------------------
Accrued Expenses                                       --            1,290,790
--------------------------------------------------------------------------------
Interest Payable                               12,728,025           12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                   2,602,010            2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                              82,787,757           82,787,757
--------------------------------------------------------------------------------
Other Liabilities                                      --                   --
--------------------------------------------------------------------------------
Indebtedness                                  190,203,934          190,197,598
--------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)        $ 288,386,386         $289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                  670,323                   --
--------------------------------------------------------------------------------
Taxes Payable                                   2,400,441                   --
--------------------------------------------------------------------------------
Due to Affiliates                                 618,379                   --
--------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES        $   3,689,144         $         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                           (5,603,677)           3,047,008
--------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY            $  (5,603,677)        $  3,047,008
--------------------------------------------------------------------------------

** The company is in the process of finalizing first quarter financial results for its subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
      ----------------------------                               ---------------
                Debtor                         Reporting Period: June 2005
                                                                 ---------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------
                                                     Amount
                                    Beginning      Withheld or     Amount   Date   Check. No or    Ending Tax
                                  Tax Liability      accrued        Paid    Paid        EFT        Liability
===============================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employee                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
FICA-Employer                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Income                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------
Withholding                              --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Sales                                    --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Excise                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Unemployment                             --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Real Property                            --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Personal Property                        --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Other:                                   --            --            --                                --
---------------------------------------------------------------------------------------------------------------
  Total State and Local                  --            --            --                                --
---------------------------------------------------------------------------------------------------------------
Total Taxes                              --            --            --                       --       --
---------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------
                                                                      Number of Days Past Due
                                               ============================================================
                                               Current   0-30        31-60      61-90    Over 90     Total
-----------------------------------------------------------------------------------------------------------
Accounts Payable                                  --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Wages Payable                                     --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                     --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Building                            --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                           --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Professional Fees                                 --    186,661     18,548     44,095    171,817    421,121
-----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                           --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                   --
-----------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          --    186,661     18,548     44,095    171,817    421,121
-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of Aged Accounts Payable
Trenwick America Corporation
As of June 30, 2005

                 Vendor                    Invoice Date           Services              Invoice Number              Amount
                 ------                    ------------           --------              --------------              ------
             Ashby & Geddes                 12/1/2004           December 2004            ASH-354-02000              3,541.90
             Ernst & Young                   9/1/2004          September 2004                                       1,484.47
             Ernst & Young                  12/1/2004        Dec 2004 - Feb 2005                                   15,668.83
             Ernst & Young                  12/1/2004        Dec 2004 - Feb 2005                                    3,869.00
    Hennigan, Bennett & Dorman, LLP         12/1/2004           December 2004            HEN351-02000               3,510.80
          Lackey Hershman, LLP              11/1/2004           November 2004           LAC10000-02000             10,000.00
          Lackey Hershman, LLP              12/1/2004           December 2004            LAC1000-02000             10,000.00
         PricewaterhouseCoopers                                August-Dec 2003                                     25,179.92
         PricewaterhouseCoopers              8/1/2004      January- December 2004        PRI123-02000              98,561.95
                                                                                                                  ----------
                                                                                           91 + days              171,816.87
                                                                                                                  ----------

             Ashby & Geddes                  1/1/2005           January 2005             ASH260-02000               2,603.10
    Hennigan, Bennett & Dorman, LLP          1/1/2005           January 2005             HEN253-02000               2,538.80
            Dewey Ballantine                 1/1/2005           January 2005             DEW176-02000              17,604.70
             Ashby & Geddes                  2/1/2005           February 2005             ASH15070200               1,507.50
    Hennigan, Bennett & Dorman, LLP          2/1/2005           February 2005            HEN184-02000               1,849.00
          Lackey Hershman, LLP               2/1/2005           February 2005            LAC100-02000              10,000.00
            Dewey Ballantine                 2/1/2005           February 2005            DEW600-02000               6,004.50
    Young Conaway Stargatt & Taylor          2/1/2005      January& February 2005        YOU198-02000               1,987.60

                                                                                                                  ----------
                                                                                          61-90 days               44,095.20
                                                                                                                  ----------

          Lackey Hershman, LLP               3/1/2005            March 2005              LAC100-02000              10,000.00
            Dewey Ballantine                 3/1/2005            March 2005                                         2,367.80
             Ashby & Geddes                  3/1/2005            March 2005                                         1,951.50
            Dewey Ballantine                 4/1/2005            April 2005                                         4,228.60

                                                                                                                  ----------
                                                                                          31-60 Days               18,547.90
                                                                                                                  ==========

             Ashby & Geddes                  4/1/2005             April-05               ASH-170-02000             17,608.50
          Lackey Hershman LLP                4/1/2005             April-05               LAC500-02000              51,720.32
            Dewey Ballantine                                       May-05                DEW115-02000             117,332.33

                                                                                                                  ----------
                                                                                           0-30 days              186,661.15
                                                                                                                  ==========

                                                                                     Total Accounts Payable       421,121.12

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                           ---------------
              Debtor                            Reporting Period: June 2005
                                                                 ---------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------  -----------
Accounts Receivable Reconciliation                                     Amount
------------------------------------------------------------------  -----------
Total Accounts Receivable at the beginning of the reporting period   49,176,277
------------------------------------------------------------------  -----------
+ Amounts billed during the period                                           --
------------------------------------------------------------------  -----------
- Amounts collected during the period                                        17
------------------------------------------------------------------  -----------
Total Accounts Receivable at the end of the reporting period         49,176,260
------------------------------------------------------------------  -----------

------------------------------------------------------------------  -----------
Accounts Receivable Aging                                              Amount
------------------------------------------------------------------  -----------
0 - 30 days old                                                              --
------------------------------------------------------------------  -----------
31 - 60 days old                                                             --
------------------------------------------------------------------  -----------
61 - 90 days old                                                             --
------------------------------------------------------------------  -----------
91 + days old                                                        60,829,589
------------------------------------------------------------------  -----------
Total Accounts Receivable                                            60,829,589
------------------------------------------------------------------  -----------
Amount considered uncollectible (Bad Debt)                          (11,653,329)
------------------------------------------------------------------  -----------
Accounts Receivable (Net)                                            49,176,260
------------------------------------------------------------------  -----------

                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------  -----------
Must be completed each month                                          Yes   No
------------------------------------------------------------------  -----------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                           X
------------------------------------------------------------------  -----------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
provide and explanation below.                                               X
------------------------------------------------------------------  -----------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                          X
------------------------------------------------------------------  -----------
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation
below.                                                                 X
------------------------------------------------------------------  -----------

                                                                      FORM MOR-5
                                                                          (9/99)